                                                                   EXHIBIT 10.25

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                     WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK OF
                           CALIPER TECHNOLOGIES CORP.
                  DATED FEBRUARY 2, 2000 (THE "EFFECTIVE DATE")

        WHEREAS, Caliper Technologies Corp., a Delaware corporation (the "Company"), has entered into that certain Option Agreement dated as of August 3, 1995, as amended on August 25, 1995, with Michael R. Knapp (the
"Warrantholder"); and

        WHEREAS, the Company desires to grant to Warrantholder, pursuant to such Option Agreement, the right to purchase shares of its Common Stock;

        NOW, THEREFORE, in consideration of the Warrantholder's performance under the Option Agreement and in consideration of the mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.      GRANT OF THE RIGHT TO PURCHASE COMMON STOCK.

        The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase from the Company, Nineteen Thousand Two Hundred Thirty (19,230) fully paid and non-assessable shares of the Company's Common Stock ("Common Stock") at a purchase price of $1.220721 per share (the "Exercise Price"). The type or class, number and purchase price of such shares is each subject to adjustment as provided herein.

2.      TERM OF THE WARRANT.

        Except as otherwise provided for herein, the term of this Warrant and the right to purchase Common Stock as granted herein shall commence on the Effective Date and shall be exercisable until January 17, 2006 (the "Expiration Date").

3.      EXERCISE OF THE PURCHASE RIGHTS.

        (a) The purchase rights set forth in this Warrant are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit A (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days


                                       1.


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thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Common Stock purchased and shall execute an acknowledgment of exercise in the form attached hereto as Exhibit B ("Acknowledgement of Exercise") indicating the number of shares which remain subject to future purchases, if any.

        (b) The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Common Stock in accordance with the following formula:

               X = Y(A-B)
                  --------
                     A

Where:         X = the number of shares of Common Stock to be issued to the
                   Warrantholder.

               Y = the number of shares of Common Stock requested to be
                   exercised under this Warrant.

               A = the fair market value of one (1) share of Common Stock
                   (at the date of such calculation).

               B = the Exercise Price (as adjusted to the date of such
                   calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there is a public market for the Company's Common Stock, the fair market value per share shall be the average of the closing prices of the Company's Common Stock quoted on the National Market System of The Nasdaq Stock Market (or similar system) or on any exchange on which the Common Stock is listed, whichever is applicable, over the twenty-one (21) day period ending three (3) days before the day the current fair market value is being determined.

        (c) Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.      RESERVATION OF SHARES.

        During the term of this Warrant, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of the rights to purchase Common Stock as provided for herein.

5.      NO FRACTIONAL SHARES OR SCRIP.

        No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.


                                       2.


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6.      NO RIGHTS AS SHAREHOLDER.

        This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

7.      WARRANTHOLDER OF RECORD.

        The Company shall maintain a record showing the name and address of the registered holder of this Warrant.

8.      ADJUSTMENT RIGHTS.

        This purchase price per share and the number of shares of Common Stock and the type or class of capital stock purchasable hereunder are subject to adjustment, as follows:

        (a) MERGER AND SALE OF ASSETS. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a reclassification, subdivision or combination of shares otherwise provided for below), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of common stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Warrantholder after the Merger Event to end that the provisions of this Warrant (including adjustments of the Exercise Price and number of shares of Common Stock purchasable) shall be applicable to the greatest extent possible.

        (b) RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such combination, reclassification, exchange, subdivision or other change.

        (c) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall subdivide or combine its Common Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

        (d) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator


                                       3.


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of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

        (e) NOTICE TO WARRANTHOLDER. The Company shall provide notice to the Warrantholder of the events specified in this Section 8 which notice shall be in advance of the event where Warrantholder's rights hereunder would be prejudiced without such advance notice.

9.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

        (a) RESERVATION OF COMMON STOCK. The Common Stock issuable upon exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Common Stock issuable pursuant to this Warrant may be subject to restrictions on transfer under state and/or Federal securities laws. The issuance of certificates for shares of Common Stock upon exercise of the Warrant shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

        (b) ARTICLES AND BYLAWS. The Company has made available to Warrantholder true, complete and correct copies of its Restated Certificate of Incorporation and Bylaws, as amended, through the Effective Date and shall promptly provide the Warrantholder with any restatement, amendment, modification, or waiver thereof.

        (c) DUE AUTHORITY. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company, and, to the Company's knowledge, this Warrant is not inconsistent with the Company's Restated Certificate of Incorporation or Bylaws, does not contravene any law or governmental rule, regulation or order applicable to it, does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and this Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

        (d) CONSENTS AND APPROVALS. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other


                                       4.


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governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for the filing of a notice pursuant to Section 25102(f) of the California Corporate Securities Law, which filing will be effective by the time required thereby.

        (e) ISSUED SECURITIES. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of capital stock were issued in full compliance with all Federal and state securities laws. In accordance with the Company's Restated Certificate of Incorporation, no shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

        (f) EXEMPT TRANSACTION. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Common Stock upon exercise of this Warrant will constitute a transaction exempt from
(i) the registration requirements of Section 5 of the 1933 Act, in reliance upon
Section 4(2) thereof, and (ii) the qualification requirements of the applicable state securities laws, including, but not limited to the California Corporate Securities Law of 1968, in reliance upon Section 25102(f) thereof.

        (g) COMPLIANCE WITH RULE 144. At the written request of the Warrantholder, who proposes to sell Common Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten
(10) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.     REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

        This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

        (a) INVESTMENT PURPOSE. The Warrant or the Common Stock issuable upon exercise of the Warrant will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

        (b) PRIVATE ISSUE. The Warrantholder understands (i) that the Warrant and the Common Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

        (c) DISPOSITION OF WARRANTHOLDER'S RIGHTS. In no event will the Warrantholder make a disposition of the Warrant or the Common Stock issuable upon exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel


                                       5.


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(which counsel may either be inside or outside counsel to the Warrantholder)
satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock or Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Common Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

        (d) FINANCIAL RISK. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

        (e) RISK OF NO REGISTRATION. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the Warrant, or (ii) the Common Stock issuable upon exercise of the Warrant, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of the Warrant or the Common Stock issuable upon exercise of the Warrant which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

11.     TRANSFERS.

        Subject to the terms and conditions contained in Section 10 hereof and the Company's Restated Certificate of Incorporation and Bylaws, this Warrant and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit C (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.


                                       6.


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12.     MISCELLANEOUS.

        (a) EFFECTIVE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been executed and delivered by the parties on the date hereof. This Warrant shall be binding upon any successors or assigns of the parties.

        (b) ATTORNEY'S FEES. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

        (c) GOVERNING LAW. This Warrant shall be governed by and construed for all purposes under and in accordance with the laws of the State of California.

        (d) COUNTERPARTS. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (e) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 622 Seacliff Drive, Aptos, California, 95003 (and/or, if by facsimile, (408) 689-9614) and (ii) to the Company at 605 Fairchild Drive, Mountain View, CA 94043, attention: James L. Knighton (and/or if by facsimile, (650) 623-0500) or at such other address as any such party may subsequently designate by written notice to the other party.

        (f) REMEDIES. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Warrant requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Warrant.

        (g) NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Certificate or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

        (h) SURVIVAL. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

        (i) SEVERABILITY. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a


                                       7.


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mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

        (j) AMENDMENTS. Any provision of this Warrant may be amended by a written instrument signed by the Company and by the Warrantholder.


        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by its officers thereunto duly authorized as of the Effective Date.

                          CALIPER TECHNOLOGIES CORP.



                          By:   /s/ Daniel L. Kisner
                             ---------------------------------------------
                                 Daniel L. Kisner
                                 President and Chief Executive Officer





                          By:   /s/ Michael R. Knapp
                             ---------------------------------------------
                                 Michael R. Knapp


                                       8.